                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 10, 2000

                         PINNACLE ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-10619              95-3667491
(State or Other Jurisdiction           (Commission          (IRS Employer
     of Incorporation)                 File Number)        Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California         91203
     (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900

Item 5.   Other Events.

     On October 10, 2000, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Exhibits.

     99.1 Press Release dated October 10, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PINNACLE ENTERTAINMENT, INC.



Date:  October 12, 2000                By: /s/ Bruce C. Hinckley
                                           _____________________________________
                                           Bruce C. Hinckley
                                           Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit             Description
-------             -----------

 99.1               Press Release dated October 10, 2000.

                                      -3-